Exhibit 10.64

CORRECTIVE AMENDMENT TO

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

CMGI @VENTURES IV, LLC

THIS CORRECTIVE AMENDMENT, dated as of the 27th day of July, 2001, to the Amended and Restated Limited Liability Company Agreement dated as of July 27, 2001 (as amended to date, the “Agreement”), of CMGI @Ventures IV, LLC, a Delaware limited liability company (the “LLC”), is by and among CMG @Ventures Capital Corp. (the “Class A Member”) and Two-thirds in Number of the persons named as Class B Members on Schedule A to the Agreement. Capitalized terms used herein, and not otherwise defined herein, shall have the respective meanings ascribed to them in the Agreement. This Amendment corrects a clerical error in the Agreement, and does not reflect a substantive change to the intended arrangements documented therein.

1. Section 4.01(b)(i). The last sentence of Section 4.01(b)(i) of the Agreement is corrected to read in its entirety as follows:

“As used herein, the “Applicable Profit Members” means those persons who are Profit Members as of the date of this Amended and Restated Agreement, exclusive of (aa) Charles Finnie and (bb) any of such persons who is a Former Profit Member as of the date hereof, provided that, if an Event of Forfeiture occurs after the date hereof with respect to any such Profit Member, it shall not be an Applicable Profit Member unless, pursuant to the Retention Agreement, if any, of such Profit Member, such Profit Member’s Vested Percentage is increased to 100% in connection with such Event of Forfeiture.”

2. No Other Amendments. In all other respects, the Agreement is hereby ratified and confirmed.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

CLASS A MEMBER:

CMG @VENTURES CAPITAL CORP.

By	/s/ David S. Wetherell

Name	David S. Wetherell

Title	President

CLASS B MEMBERS (to be signed by Two-thirds in Number hereof):

/s/ Denise W. Marks
Denise W. Marks

/s/ Peter H. Mills
Peter H. Mills

/s/ David J. Nerrow, Jr.
David J. Nerrow, Jr.

/s/ Marc Poirier
Marc Poirier

/s/ Lior E. Yahalomi
Lior E. Yahalomi